Exhibit 99.2

- --------------------------------------------------------------------------------

                        Fidelity Financial of Ohio, Inc.
                                        &
                          Glenway Financial Corporation

                                Merger of Equals

                               September 28, 1998
- --------------------------------------------------------------------------------

         This current report on Form 8-K, including the investor materials filed as an exhibit hereto, contains forward-looking statements that involve risk and uncertainty. It should be noted that a variety of factors could cause the combined company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the combined company's forward-looking statements.

         The risks and uncertainties that may affect the operations, performance, development, growth projections and results of the combined company's business include, but are not limited to, the growth of the economy, interest rate movements, timely development by the combined company of technology enhancements for its products and operating systems, the impact of competitive products, services and pricing, customer based requirements, Federal and state legislation, acquisition cost savings and revenue enhancements and similar matters. Readers of this report are cautioned not to place undue reliance on forward-looking statements which are subject to influence by the named risk factors and unanticipated future events. Actual results, accordingly, may differ materially from management expectations.

CONTACTS:

FFOH - John Reusing (513) 351-6666         GFCO - Robert Sudbrook (513) 922-5959

  |-------------------------------------------------------------------------|
  |                    FIDELITY FINANCIAL OF OHIO, INC.                     |
  |                       Pro Forma Branch Locations                        |
  |-------------------------------------------------------------------------|




[Graphic-Depiction Branch locations of Fidelity Financial of Ohio, Inc. in the Indiana & Kentucky Regions]


Transaction Description - Term Sheet
- -----------------------------------------------------------------------------------------------------------------------------

Structure:                                           Merger of equals

                                                     Tax-free exchange of common stock accounted for as a
                                                       "pooling of interest"

                                                     Cross options granted to each company for 19.9% of the other partner

Exchange Ratio:                                      Fixed exchange ratio of 1.50 Fidelity shares for each share of Glenway; Fidelity shares remain outstanding (FFOH - NMS)

Pro Forma Diluted Shares Outstanding:                9 million

Pro Forma Holding Company:                           Combined assets: $835 million

                                                     Combined market capitalization: $120 million

Pro Forma Identities:                                Holding Company: Fidelity Financial of Ohio, Inc. (FFOH - NMS)

                                                     Bank: Centennial Bank

Expected Closing:                                    First quarter 1999, subject to regulatory and shareholder
                                                       approvals



Transaction Description - Term Sheet
- -----------------------------------------------------------------------------------------------------------------------------
Management of Holding Company:

     Chairman -                                      John R. Reusing (current Fidelity President & CEO)

     President & CEO -                               Robert R. Sudbrook (current Glenway President & CEO)

     Chairman of Executive Committee -               Edgar a. Rust (current Glenway Chairman)

     Chief Financial Officer -                       Paul D. Staubach (current Fidelity Chief Financial Officer)

     Chief Lending Officer -                         Joseph D. Hughes (current Fidelity Chief Lend Officer)

     Chief Operations Officer -                      Elaine M. Schmidt (current Glenway Chief Operating Officer)

Board of Directors:                                  12 members - 7 directors from Fidelity & 5 directors from
                                                     Glenway

Headquarters:                                        5535 Glenway Avenue - Current Glenway headquarters

Strategic Rationale for Merger
- --------------------------------------------------------------------------------

     o    Combine two well-known Cincinnati thrift franchises.


     o Enhanced deposit market share creates largest community bank presence in existing counties.

     o    Added scale provides competitive advantage:

          -    More locations to serve customers

          -    Greater scale to absorb investment in commercial lending

          -    Enhanced image to attract quality lenders and customers

     o    Largest "Cincinnati" only lending institution.


     o Intend to convert to commercial bank charter and develop commercial lending business.

Merger Benefits
- --------------------------------------------------------------------------------

     o Merger creates a $835 million asset size Cincinnati-based community banking franchise with approximately $120 million in market capitalization.

     o Identified cost savings of approximately $1.7 million which represents 12% of combined last 12 months G&A expenses. Potential for enhanced cost savings post acquisition following evaluation of employee compensation and benefit plans.

     o Significantly accretive to both shareholder groups' earnings per share.

     o Pro forma institution creates significant opportunities in the merger market arena.

     o Combined management team provides enhanced intellectual capital positioning company for successful transition into commercial banking markets.

Pro Forma Market Share
- --------------------------------------------------------------------------------


         Pro Forma Market Share for Hamilton County, Ohio
         ------------------------------------------------


       1.   Fifth Third Bancorp                    23.96%

       2.   Provident Financial Group              22.39%

       3.   Star Banc Corp.                        14.81%

       4.   PNC Bank Corp.                         12.59%

       5.   FIDELITY FINANCIAL OF OHIO             3.83%

       6.   KeyCorp                                2.41%

       7.   Huntington Bancshares                  1.94%

Cost Savings / One-time Charges
- --------------------------------------------------------------------------------

Dollars in Thousands

                               Cost Savings Detail
                               -------------------

Salaries and payroll taxes                                  $1,000

Benefits                                                      $100

Branch closures                                               $100

Back office / operating costs                                 $500
                                                            ------

                           Total                            $1,700

                                One-Time Charges
                                ----------------

Estimated one-time charges are not expected to exceed $4 million.

Financial Impact of Transaction
- --------------------------------------------------------------------------------

Dollars in thousands except for per share numbers


                                                     FFOH              GFCO
                                                     ----              ----

1999 I.B.E.S. EPS Estimates                           $.91             $1.42*

Annual Pre-Tax Cost Savings                          1,700

After-Tax Cost Savings                               1,080

Actual 9 Month Impact**                                810

Annual per Share Impact                                .12

Actual 9 Month Impact                                  .09
                                                  |---------------------------|
Pro Forma EPS - Annual Savings                    |  $1.03             $1.55  |
                                                  |                           |
Earnings Accretion                                |     13%                9% |
                                                  |                           |
Pro Forma EPS - Actual 99 Savings                 |  $1.00             $1.50  |
                                                  |                           |
Earnings Accretion                                |     10%                6% |
                                                  |---------------------------|

*I.B.E.S. estimates not available; internal estimates used

** Transaction is expected to close in the first quarter in 1999

  |-------------------------------------------------------------------------|
  |                    FIDELITY FINANCIAL OF OHIO, INC.                     |
  |-------------------------------------------------------------------------|


                                          Balance Sheet Items (As of 6/30/98):
                                         ---------------------------------------
                                         Total Assets -            $531,926
                                         Total Deposits -          $418,404
[Graphic-Depiction of 14 Branchs of      Total Equity -            $66,015
Fidelity Financial of Ohio, Inc.
located in Hamilton, Butler              Income Statement Items (As of 6/30/98):
and Clermont Counties]                   ---------------------------------------
                                         ROAA (LTM) -               0.90%
                                         ROAE (LTM) -               7.20%
                                         Efficiency Ratio (LTM) -   52.31%
          Market Share Rank              Diluted EPS (LTM) -        $0.88
- ---------------------------------------
1. Hamilton County, OH - #5                        Market Information:
                                         ---------------------------------------
2. Butler County, OH - #14
                                         Stock Price (Close 9/25/98) - $13.25
3. Clermont Count, OH - #19
                                         Market Capitalization -       $74,226
           Branch Detail:                Price/Tangible Book Value -   126.31%
- -------------------------------------
# of Offices -               12          Price/LTM EPS -               15.06x

Avg. Deposits per Office -   $34,867

*Dollars in Thousands

  |-------------------------------------------------------------------------|
  |                    GLENWAY FINANCIAL CORPORATION                        |
  |-------------------------------------------------------------------------|


                                          Balance Sheet Items (As of 6/30/98):
                                         ---------------------------------------
                                         Total Assets -            $303,332
                                         Total Deposits -          $220,639
[Graphic-Depiction of 5 Branchs of       Total Equity -            $29,211
Glenway Financial Corporation
located in Hamilton County]              Income Statement Items (As of 6/30/98):
                                         ---------------------------------------
                                         ROAA (LTM) -               0.92%
                                         ROAE (LTM) -               9.58%
                                         Efficiency Ratio (LTM) -   58.01%
          Market Share Rank              Diluted EPS (LTM) -        $1.16
- ---------------------------------------
1. Hamilton County, OH - #5                          Market Information:
                                         ---------------------------------------

                                         Stock Price (Close 9/25/98) - $18.25

                                         Market Capitalization -       $41,851
           Branch Detail:                Price/Tangible Book Value -   146.12%
- -------------------------------------
# of Offices -             5             Price/LTM EPS -               15.73x

Avg. Deposits per Office - $44,128

*Dollars in Thousands